Exhibit 99.2

August 10, 2022 SECOND QUARTER 2022 EARNINGS PRESENTATION

FORWARD LOOKING STATEMENTS The statements contained in this presentation that are not purely historical are forward - looking statements and involve a number of risks and uncertainties. Our forward - looking statements include, but are not limited to, statements regarding our or our managem ent team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this presenta tio n in relation to Atlas has been provided by Atlas and its management team, and forward - looking statements include statements relating to Atlas’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any sta tem ents that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “inte nd,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of such words and sim ila r expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. The forward - looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affectin g u s will be those that we have anticipated. These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from tho se expressed or implied by these forward - looking statements. These risks and uncertainties include, but are not limited to: (1) the ability to maintain the listing of the Company’s shares of Class A common stock on Nasdaq; (2) the ability to recognize the anticipated benefits of the business combination or acquisitions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (3) costs related to acquisitions; (4) changes in applicable laws or regulations; (5) the possi bil ity that the Company may be adversely affected by other economic, business, and/or competitive factors, including as a result of COVID - 19; and (6) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities an d Exchange Commission, including those under “Risk Factors” therein. Given these risks and uncertainties, you are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date of this presentation. Except as otherwis e required by applicable law, we disclaim any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. 2

PRESENTERS Joe Boyer Chief Executive Officer 30+ years of experience Oversaw the delivery of infrastructure planning, engineering, architecture, construction management, environmental consulting and program management services as CEO, Atkins North America Previously held the position of President of Shaw Environmental & Infrastructure’s Federal division David Quinn Chief Financial Officer 25+ years of experience in the construction, engineering and technical services industries Previously served in Senior Executive roles at the Shaw Group and Atkins North America, most recently in Chief Financial Officer and Chief Operating Officer capacities 3 Jonathan Parnell Chief Strategy Officer 15+ years of experience Broad background in mergers & acquisitions, integration, finance, operations management, and sales with large engineering and consulting firms

Infrastructure Renewal of assets overdue for improvement, replacement and connectivity to ensure safety and reliability Environmental & Climate Actions to sustain, remediate and strengthen natural and built assets and support the transition to a low - carbon economy ATLAS OVERVIEW High - Value Services in Growing Infrastructure and Environmental Markets 4 Testing, Inspection & Certification Services (TIC) Environmental Solutions (ENV) Program, Construction & Quality Management (PCQM) Engineering & Design (E&D) 32% 38% 15% 15% 2021 REVENUE BY SERVICE LINE 1 MACRO TRENDS DRIVING GROWTH KEY END - MARKETS ▪ Transportation ▪ Education ▪ Water ▪ Power ▪ Government ▪ Industrial ▪ Healthcare ▪ Commercial 1. Excludes subcontractor costs

Q2 2022 HIGHLIGHTS Strong Organic Growth, Solid Operating Performance, and Record Backlog 1. Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a de fin ition of Adjusted EBITDA, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial me asure calculated and presented in accordance with GAAP, please see the Appendix included herewith. • Gross revenues up 19.0% YoY, driven by cross - selling, expanded services, contributions from M&A, and continued solid operational execution • 8% YoY organic revenue growth • Record gross margin, excluding subcontractor costs, of 60.4% , up 90bps YoY • Adj. EBITDA 1 up 16.7% YoY, driven by higher revenues, benefits of scale, strong execution, and improved pricing • Record backlog of $855M , up 14 % YoY, excluding approximately $155M of new awards pending contract execution $156.5M Gross Revenue $0.12 Adj. EPS 1 $ 21.2 M Adj. EBITDA 1 $855M Backlog 5

GROWTH DRIVERS: WHERE WE ADD VALUE

Deeply Entrenched in the Challenges Facing Our Clients

ATLAS SERVICES

CLIENTS' ESG DRIVERS	Testing, Inspection & Certification	Environmental Solutions	Program, Construction & Quality Management	Engineering & Design
Quality, Safety & Risk Management	●	●	●	●
Smart Cities	●		●	●
Future of Mobility	●	●	●	
Materials Innovation	●	●	●	●
Climate Adaptation & Resilience	●	●		●
Renewable Energy Transition	●	●	●	●
Ecosystems Protection		●	●	
Emerging Contaminants		●	●	●
Healthy Buildings	●	●	●	
Air Quality		●	●	
Water Resources Protection	●	●	●	●
Quality of Construction	●		●	●
Structural Integrity	●		●	●

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BACKLOG & KEY WINS

Record backlog fueled by cross-selling and success winning larger projects

RECORD BACKLOG

....plus, an additional ~<u>$155M</u> of new awards pending contract execution ....

2Q22
$855M


2017
$502M

Q2 Key Wins	Value	End Market	Service
Philadelphia Water Dept., General Engineering	$1.6M	Water	E&D
Power Client, Master Engineering & Environmental Alliance Partnership	$25M	Power	ENV
USACE St. Louis, MVD Environmental Services	$4.9M	Government	ENV
NYC Department of Education, ACM Services	$2.7M	Education	ENV
GDOT, District 5 CEI	$26M	Transportation	PCQM
TDEC, Region Leaking UST Services	$18M	Government	PCQM
Cobb County, SPLOST Parks Program	$6.9M	Government	PCQM
Caltrans, Statewide South METS	$18M	Transportation	TIC
Google, Google Landings CMT	$2.1M	Commercial	TIC
Kiewit, ODOT US-97 Corridor CMT	$2M	Transportation	TIC
Atkinson Construction, WSDOT SR-167/SR-509 to I-5 New Expressway	$1.2M	Transportation	TIC

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Utility Environmental & Engineering Services 8 Caltrans, Statewide South METS MARQUEE ATLAS PROJECTS Highlighting our Diverse Technical Service Offerings Atlas is providing quality assurance and source inspection services for over 200 ongoing Caltrans projects in Southern California, as well as infrastructure projects on the entire state highway system, under a three - year, $18 million on call contract. This includes certified welding, non - destructive testing, pre - cast inspectors, and numerous material engineers to support all the specialty material needs for the projects. Atlas was awarded a $25 million contract to provide environmental remediation, compliance, and engineering services for a major utility over the next three years. Over the past two decades, this client has consistently chosen Atlas to perform and assist with ash pond closures, engineering and environmental services, and Coal Combustion Residuals (CCR) compliance services on multiple sites throughout their service area.

PROVEN ACQUISITION MODEL Strategic Acquisitions Accelerate Growth While Deleveraging the Balance Sheet 9 RECENT ACQUISITION OVERVIEW (1) Expands service offerings in Pacific Northwest region Provides cutting edge geomatics, surveying, mapping, and monitoring capabilities for public and private clients Deepens technical capabilities and provides a significant hub in the Pacific Northwest to scale Atlas’ presence Adds environmental capabilities and premier construction quality assurance in transportation and rail Expands footprint in NY, NJ, and CT to take advantage of significant infrastructure spend Adds full - service materials testing, inspection, geotechnical, on - site quality control and quality assurance Establishes ATCX Transportation HUB in the Midwest market Adds Traffic & Intelligent Transportation Systems (ITS); Connected and Autonomous Vehicles (CAV); Transportation Engineering and Design ATLAS M&A PLAYBOOK Funding acquisitions with a mix of cash and stock drives balance sheet deleveraging IDENTIFY INTEGRATE SCALE • Enhance or expand service offerings and regional presence • High quality management • Align business with Atlas structure • Employee retention • Pursue larger projects and programs with Atlas resources • Cross selling services across end - markets and regions • Profitability optimization 1. Acquisitions since beginning of 2021

(Dollars in Millions) 1. Adjusted EBITDA, Adjusted Net Income, and Adjusted EPS are not financial measures determined in accordance with GAAP. For a d efi nition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included here wit h. 2. Adjusted EBITDA margin calculated as Adjusted EBITDA / Revenue, excluding subcontractor costs Q2 2022 Q2 2021 YoY Change Gross Revenue $156.5 $131.6 19.0% Adj. EBITDA 1 $21.2 $18.2 16.7% Adj. EBITDA Margin 2 17.3% 17.1% 0.2% Adj. EPS 1 $0 .12 $0.11 4.4% FINANCIAL HIGHLIGHTS Resilient business model continues delivering strong results 10 • 8% Organic Revenue Growth • Record quarterly gross margin, excluding subcontractor costs • Strong Execution and Benefits of Scale Driving EBITDA Margin Improvement

STRATEGIC PRIORITIES Driving Value Through Growth and Capital Structure Improvement 11 Organic Growth M&A Improve Capital Structure ESG • Cross - selling of services across customers and geographies • Increase penetration with larger regional and national customers • Capitalize on favorable end - market fundamentals • Expand and enhance technical service offering and geographic footprint • Deleverage the balance sheet through cash and stock funding • Focus on net leverage reduction • Reduced leverage by more than 1 turn since recapitalization in early - 2021 • Expect further leverage reduction in 2022 • Services are aligned with customer’s ESG Goals • Atlas’ inaugural ESG report was issued in June 2022

FULL YEAR 2022 OUTLOOK Reaffirming 2022 outlook with robust backlog and continued market tailwinds 1. Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a de fin ition of Adjusted EBITDA, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial me asure calculated and presented in accordance with GAAP, please see the Appendix included herewith. • Outlook reflects continued strength of our backlog, visibility on timing of work and benefits of cross - selling throughout the Atlas portfolio. • Earnings growth expected to exceed revenue growth driven by solid execution, benefits of scale, and improved pricing • Infrastructure and environmental end markets remain strong, fueling continued growth in 2022 and beyond Full Year FY 2022 Guidance $580M - $620M GROSS REVENUE $84M - $90M ADJ. EBITDA 1 12

Executing on cross selling - initiatives, winning larger projects, integration efforts and accretive and deleveraging M&A Delivering on strategy with strong organic growth and margin performance in second quarter 2022 Growth is being driven by increased demand from both public and private sector customers, supported by secular trends such as the aging of infrastructure and increased focus on environmental sustainability. Positioned for continued progress in the reduction of net leverage. SUMMARY 13

APPENDIX 14

RECONCILIATION TO GAAP Net Income (Loss) to Adj. EBITDA 15 July 1, 2022 July 2, 2021 Net Loss (1,412)$ (4,783)$ Interest 11,771 10,258 Taxes 205 187 Depreciation and amortization 8,328 5,940 EBITDA 18,892 11,602 Other non-recurring expenses (1) - 2,434 Non-cash change in fair value of contingent consideration - 2,823 Non-cash equity compensation (2) 2,304 1,300 Adjusted EBITDA 21,196$ 18,159$ (2) Includes the amortization of unvested restricted share units, performance share units and stock options granted in 2020, 2021 and 2022 to key management personnel and our Board of Directors compensation. For the quarters ended (Unaudited) (1) Includes acquisition related professional fees. ATLAS TECHNICAL CONSULTANTS, INC. AND SUBSIDIARIES UNAUDITED RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA Amounts in thousands

RECONCILIATION TO GAAP Net Income (Loss) & EPS to Adj. Net Income and Adj. EPS 16 July 1, 2022 July 2, 2021 Net loss (1,412)$ (4,783)$ Amortization of intangible assets 5,901 3,600 Other non-recurring expenses - 2,434 Non-cash change in fair value of contingent consideration 2,823 Income tax expense - - Adjusted net income 4,489$ 4,074$ EPS Net loss (0.04)$ (0.13)$ Amortization of intangible assets 0.15 0.10 Other non-recurring expenses - 0.07 Non-cash change in fair value of contingent consideration - 0.08 Income tax expense - - Adjusted EPS 0.12$ 0.11$ Total shares outstanding Class A and B common shares (basic and diluted): 39,018 36,973 ATLAS TECHNICAL CONSULTANTS, INC. AND SUBSIDIARIES UNAUDITED RECONCILIATION OF NET LOSS TO ADJUSTED NET INCOME Amounts in thousands (Unaudited) For the quarters ended (Unaudited)